Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Automotive Rentals, Inc. (the “Company”)
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
(together with the Company, the “Specified Parties”)
Re:  ARI Fleet Lease Trust 2018-A – Lease Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on specified attributes identified by the Company contained in (i) an electronic data file entitled “16. Final Data Tape 01.26.18.xlsx” (the “Lease Data File”) provided to us on January 29, 2018, containing information on 21,322 automobile lease contracts (the “Leases”) as of December 31, 2017 (the “Cutoff Date”) which we were informed are intended to be included as collateral in the offering of ARI Fleet Lease Trust 2018-A, and (ii) an electronic data file entitled “Securitization 2018A - Disposition Testing.xlsx “provided to us on January 23, 2018, containing information related to dispositions of Leases by the Company during calendar year 2017 (the “Disposition Data File”). The Company is responsible for the specified attributes identified by the Company in the Lease Data File and Disposition Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•
The term “Title Documents” refers to a Certificate of Title, Lien Statement, Application for Title or Lien Statement, Lease and Title Instructions, or Vehicle Information Inquiry System information provided to us by the Company.

•
The term “Source Documents” means information provided or made available to us by the Company for each Sample Lease (defined below) or Sample Disposition (defined below) including the Motor Vehicle Lease Agreement, Title Documents, Certificate of Insurance Coverage, the Certificate of Liability

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Insurance, the Company’s asset system, a data file containing index rate history (the “Rate History”), a data file that the Company represented is an internal procedure file containing titling company names and acceptable abbreviations (the “Titling Trust Owners Schedule”), a file that the Company represented is a file containing insured entities and acceptable abbreviations (the “Additional Insured Schedule”), customer credit files which contain information such as the customer’s credit limit, rating and outstanding credit (the “Customer Credit Files”), and/or Company’s GDT internal accounting system of record. We make no representation regarding the validity or accuracy of these documents or the execution of the Motor Vehicle Lease Agreement by the Lessee.

I. The Lease Data File
A.
We were instructed by the Company to select a random sample of 150 Leases (each a “Sample Lease”) from the Lease Data File and to perform the following agreed-upon procedures on each Sample Lease. The Sample Leases are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Lease Data File.

B.
We compared the following attributes on the Lease Data File to the corresponding information appearing on or derived from the Source Documents, utilizing instructions provided by the Company, as applicable. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/Instructions
Vehicle No	Motor Vehicle Lease Agreement, Company’s asset system
Lessee Code	Motor Vehicle Lease Agreement, Company’s asset system
End Balance	Company’s asset system
Term	Motor Vehicle Lease Agreement
Deliv Date	Motor Vehicle Lease Agreement
State	Title Documents
Cap Cost	Motor Vehicle Lease Agreement
Mthly Amort	Motor Vehicle Lease Agreement, Company’s asset system If the Company’s asset system amount was blank, we were instructed by the Company to recompute as “Cap Cost” divided by “Term.”
Billed Int
Motor Vehicle Lease Agreement, Company’s asset system, Rate History. For floating rate assets, for which the Motor Vehicle Lease Agreement ‘Int-Type’ field is ‘Float’ or for which the Company’s asset system ‘Lease Type’ field is ‘Plateau,’ the Company instructed us to add the applicable index rate from the Rate History to the ‘Mark Up’ value in the Company’s asset system.

Make	Motor Vehicle Lease Agreement
Model	Motor Vehicle Lease Agreement

Admin Amt	Motor Vehicle Lease Agreement, Company’s asset system
Open/Close	Motor Vehicle Lease Agreement
We found the information listed in the Lease Data File for the Sample Leases to be in agreement with the corresponding information in the Source Documents.
C.	We performed the following additional procedures for each Sample Lease:
•
We compared the name of the Owner as found on the Title Documents to the corresponding information in the Titling Trust Owners Schedule. For Sample Lease 133, we found the name “AIR Fleet LT %ALLERGAN USA INC” which was not listed on the Titling Trust Owners Schedule. The Company indicated that this was a typographical error and we were instructed to not consider this an exception.

•	We observed that an internal approval was provided (signed or stamped) in the Customer Credit File. We make no representation regarding the validity of such approval.
•	We observed that the Motor Vehicle Lease Agreement was signed. We make no representation regarding the validity of the signature.
•
We observed the existence of the Certificate of Insurance Coverage or the Certificate of Liability Insurance and found the additional insured party to be one of the names on the Additional Insured Schedule.

II. The Disposition Data File
A.
We were instructed by the Company to select a random sample of 40 dispositions (each a “Sample Disposition”) from the Disposition Data File and to perform the following agreed-upon procedures on each Sample Disposition. The Sample Dispositions are listed in Exhibit B attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of dispositions that we were instructed to randomly select from the Disposition Data File.

B.
The Disposition Data File included the following information: (a) Origination Date, (b) Client Name, (c) Make, (d) Model, (e) Cap Cost, (f) Book value at sale, (g) Date or sale, (h) Sale proceeds, and (i) Gain-Loss amount. We compared each of the above items (a), (b), (c), (d), (e), (f), (g), and (h) to the Motor Vehicle Lease Agreement or the Company’s GDT internal accounting system of record. We recomputed item (i) Gain-Loss amount as the difference between items (f) and (h). For Sample Disposition 22, we found the Model to be “Gu713” on the Motor Vehicle Lease Agreement instead of “Gu813” as stated in the Disposition Data File. The Company indicated that this was a typographical error and we were instructed by the Company to not consider this an exception.

There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Lease Data File and Disposition Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on the methodologies, instructions, assumptions, and information indicated in the Lease Data File, Disposition Data File, or Source Documents, without verification or evaluation of such methodologies, instructions, assumptions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, assumptions, or information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
February 5, 2018

					Exhibit A
		The Sample Leases
Sample Lease Number	ICN No	Sample Lease Number	ICN No	Sample Lease Number	ICN No
1	17158835	51	17075452	101	13975771
2	17085561	52	17054328	102	14194026
3	11080162	53	15259349	103	16216498
4	17089454	54	17300767	104	17295077
5	17050276	55	16510421	105	17052726
6	11178619	56	17191913	106	13014791
7	13587797	57	17130086	107	15246680
8	13607965	58	17260104	108	17126811
9	13881677	59	12900316	109	15302861
10	17174159	60	17264624	110	17088532
11	17201128	61	16342641	111	13209411
12	16310544	62	17186496	112	17290242
13	17164252	63	13579260	113	14383031
14	17122932	64	11553187	114	16326407
15	16191058	65	16208195	115	17333043
16	17365159	66	13216007	116	17289742
17	16510249	67	12900779	117	13044945
18	17127677	68	16510174	118	16429658
19	13675552	69	16329323	119	15331649
20	12771400	70	14200072	120	16097996
21	16087590	71	14148357	121	11531168
22	12770496	72	11579193	122	16146239
23	17120805	73	14220062	123	17148853
24	17031373	74	12824542	124	17254686
25	16510355	75	17323779	125	16110963
26	13612920	76	12770406	126	17072335
27	16011834	77	16342273	127	13178892
28	17170136	78	17151527	128	13657501
29	17190224	79	13553810	129	17304323
30	17312641	80	17077534	130	17323786
31	15115434	81	17163165	131	16003643
32	15320178	82	16150776	132	16510308
33	16508001	83	17035087	133	17123942
34	12879428	84	17265979	134	15103301
35	17379533	85	16435045	135	16482002
36	15035475	86	14313481	136	14196700
37	13023753	87	17291270	137	12899949
38	17322723	88	15320122	138	17047018
39	12900729	89	17130518	139	14148446
40	16267744	90	12872270	140	13975701
41	16021227	91	16331804	141	17293217
42	17312632	92	16508085	142	16021143
43	12900612	93	17160173	143	17077904
44	15333286	94	16495582	144	17290664
45	13559043	95	15332299	145	17034133
46	12899954	96	17350273	146	14094667
47	17296107	97	15251086	147	17329580
48	17289312	98	17191281	148	13807040
49	17185440	99	13216008	149	17073897
50	17273083	100	14198696	150	17172967

Exhibit B
The Sample Dispositions

Sample Lease Number	Vehicle ID
1	8510990
2	9433450
3	8899077
4	9461455
5	6685554
6	6511871
7	7974847
8	7807443
9	8321015
10	8620808
11	8871010
12	7697298
13	7609886
14	8901793
15	8269158
16	8756752
17	8898941
18	7614037
19	8912574
20	8632453
21	8791589
22	9693855
23	8628920
24	8124000
25	8612100
26	7563228
27	7967269
28	7612868
29	7741210
30	9057283
31	8662471
32	8269307
33	7797637
34	8642186
35	9313192
36	9019365
37	8314421
38	8634890
39	8679086
40	8709322